CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Net loss	$ (84,906)	$ (42,925)	$ (3,228)
Other comprehensive income (loss):
Net foreign currency translation gain (loss)	(18,040)	561	196
Unrealized gain (loss) on Marketable Securities	(198)
Other comprehensive income (loss), net of tax	(18,238)	561	196
Comprehensive loss	$ (103,144)	$ (42,364)	$ (3,032)